Exhibit 10.4

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

(This Document Serves as a Fixture Filing under Section 9.502 of the Texas Business and Commercial Code)
Grantor’s Organizational Identification Number: 800471711

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Deed of Trust”) is made this 21st day of December, 2009, by Grantor, in favor of Trustee for the benefit of Administrative Agent, for itself and on behalf of the other lenders (collectively, the “Lenders”) now or hereafter made a party to the Credit Agreement (defined below).

ARTICLE 1
Definitions; Granting Clauses; Secured Indebtedness

1.1.           Principal Secured. This Deed of Trust secures the prompt payment and performance by Grantor of the Guaranteed Obligations and all of its duties and obligation arising under the Guaranty.

1.2.           Definitions.

(a)            In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Administrative Agent” means Bank of America, N.A., a national banking association, whose address is 901 Main Street, 20th Floor, Dallas, TX 75202 Attention: Real Estate Loan Administration, and its successors and assigns and any. successor “Administrative Agent” appointed pursuant to the terms of the Credit Agreement.

“Borrower” means Behringer Harvard Mockingbird Commons, LLC, a Delaware limited liability company.

“Credit Agreement” means that certain Loan Agreement dated of September 6, 2007, executed by Borrower, Administrative Agent, the Issuing Bank (as defined therein), and the other Lenders, and certain other Loan Parties now or hereafter made a party thereto, as the same may be hereafter modified, amended, supplemented and restated, in whole or in part.  All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 1

Exhibit 10.4

“Grantor” means Behringer Harvard 250/290 Carpenter LP, a Texas limited partnership, whose address is 15601 Dallas Parkway, Suite 600, Addison, TX 75001 and its permitted successors and assigns.

“Guaranty” means that certain Guaranty Agreement, dated of even date herewith, executed by Grantor for the benefit of Administrative Agent and the other Lenders, as the same maybe hereafter modified, amended, supplemented and restated, in whole or in part.

“Guaranteed Obligations” shall have the meaning assigned to such term in the Guaranty.

“Loan” shall mean a loan and extension of credit in the maximum principal amount of $41,246,440.00 maturing on December 21, 2012 (unless extended in accordance with the Credit Agreement) as more particularly described in the Credit Agreement.

“Trustee” means PRLAP, Inc., 901 Main Street, Dallas, Texas 75202-3714, or any substitute or successor appointed and designated as herein provided from time to time acting hereunder, any one of whom may act alone.

“UCC” means the Texas Business and Commerce Code, as amended from time to time.

(b)         Any term used or defined in the UCC, as in effect from time to time, and not defined in this Deed of Trust has the meaning given to the term in Chapter 9 of the UCC, as in effect from time to time, when used in this Deed of Trust. However, if a term is defined in Chapter 9 of the UCC differently than in another title of the UCC, the term has the meaning specified in Chapter 9.

1.3.         Granting Clause. In consideration of the provisions of this Deed of Trust and the sum of TEN DOLLARS ($10.00) cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are acknowledged by Grantor, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee, IN TRUST with the power of sale for the benefit and security of Administrative Agent, on behalf of the Lenders and Issuing Bank, with GENERAL WARRANTY, the following:

(a)          the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the “Land”) together with:

(i)           any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively the “Improvements”); and

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 2

Exhibit 10.4

(ii)           all right, title and interest of Grantor, now owned or hereafter acquired, in and to (1) all common area and other use rights, tenements, hereditaments, streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining or appurtenant to any of the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all options to purchase the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and (4) all water and water rights or shares of stock evidencing water rights, ditches and ditch rights, reservoirs, reservoir rights and storage rights, wells and well rights, well permits, springs and spring rights, groundwater rights (whether tributary, nontributary or not-nontributary), water contracts, water allotments, water taps, stock certificates, shares in ditch or reservoir or water companies, and all other rights of any kind or nature in or to the use of water, whether or not adjudicated, which are appurtenant to, historically used on or in connection with, or located on or under the Land, (collectively, “Water Rights”), together with any and all associated structures and facilities for the diversion, carriage, transmission, conveyance, measurement, storage or use of said Water Rights, and any and all easements, rights of way, fixtures, personal property, contract rights, licenses, permits or decrees associated with or used in connection with any such Water Rights or which may be necessary for the development, operation or maintenance of such Water Rights; and (5) timber, crops and mineral interests on or pertaining the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the “Premises”);

(b)        all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the “Accessories,” all of which are hereby declared to be permanent accessions to the Land);

(c)         all (i) plans and specifications for the Improvements; (ii) Grantor’s rights, but not liability for any breach by Grantor, under all commitments (including any commitments for financing to pay any of the Secured Indebtedness, as defined below), insurance policies (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity), contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits and deposit accounts arising from or related to any transactions related to the Premises or the Accessories (including but not limited to Grantor’s rights in tenants’ security deposits, deposits with respect to utility services to the Premises, and any deposits, deposit accounts or reserves hereunder or under any other Loan Documents (hereinafter defined) for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts (including deposit accounts), instruments, documents, promissory notes and chattel paper (whether tangible or electronic) arising from or by virtue of any transactions related to the Premises or the Accessories, and any account or deposit account from which Grantor may from time to time authorize Administrative Agent to debit and/or credit payments due with respect to the Loan or any Swap Transaction (as hereinafter defined), all rights to the payment of money under any Swap Transaction, and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Transaction; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 3

Exhibit 10.4

(d)           all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; (iii) all commercial tort claims Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; and (iv) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate;

TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the “Property”), unto Administrative Agent and to its successors and assigns, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Grantor under the Guaranty (as hereinafter defined) and all other indebtedness and matters defined in Section 1.5 below as Secured Indebtedness.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 4

Exhibit 10.4

1.4.           Security Interest. Grantor hereby grants to Administrative Agent for the benefit of itself and the Lenders a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the “Collateral”) to secure the obligations of Grantor under the Guaranty and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Deed of Trust. In addition to its rights hereunder or otherwise, Administrative Agent shall have all of the rights of a secured party under the UCC, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law.

1.5.           Secured Indebtedness, Loan Documents, Other Obligations. This Deed of Trust is made to secure and enforce the payment and performance of the following obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the “Secured  Indebtedness”): (a) the duties and obligations of Grantor arising under the Guaranty (and any other guaranty given in substitution therefore or in modification, supplement, increase, renewal or extension thereof, in whole or in party); (b) all indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Grantor to Administrative Agent or Lenders now or hereafter incurred or arising pursuant to the provisions of the Guaranty; and (c) the obligations of Borrower under any Master Agreement relating to a Swap Transaction. The term “Swap Transaction” means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, in each case relating to indebtedness under the Loan Documents and, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Administrative Agent or another lender (or its affiliates) and a Loan Party (or its affiliates), together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 5

Exhibit 10.4

ARTICLE 2
Representations, Warranties and Covenants

2.1.          Grantor represents, warrants, and covenants as follows:

(a)           Intentionally Deleted.

(b)           Title and Permitted Encumbrances. Grantor has, in Grantor’s own right, and Grantor covenants to maintain, lawful, good and indefeasible title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for Permitted Encumbrances (as defined in that certain Credit Agreement dated September 1, 2005, by and among Behringer Harvard Short-Term Opportunity Fund I LP, Grantor, and Bank of America, as administrative agent)). Grantor, and Grantor’s successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Administrative Agent, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Administrative Agent. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Administrative Agent of any existing or future violation or other breach thereof by Grantor, by the Property or otherwise. If any right or interest of Administrative Agent and Lenders in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Administrative Agent and Trustee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Administrative Agent and Lenders, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures reasonably so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Administrative Agent or Trustee (as the case may be), and the party (Administrative Agent or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

(c)           Taxes and Other Impositions; Insurance. Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property (collectively, “Impositions”) or any part thereof, and shall deliver promptly to Administrative Agent such evidence of the payment thereof as Administrative Agent may require. Grantor shall obtain and maintain at Grantor’s sole expense: (1) mortgagee title insurance issued to Administrative Agent covering the Property as required by Administrative Agent without exception for mechanics’ liens; and (2) insurance required by the terms of the Credit Agreement.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 6

Exhibit 10.4

(d)           No Other Liens. Grantor will not, without the prior written consent of Administrative Agent, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Administrative Agent, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Administrative Agent. If Administrative Agent consents to the voluntary grant by Grantor of any deed of trust or mortgage, lien, security interest, or other encumbrance (hereinafter called “Subordinate Lien”) covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Deed of Trust and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Administrative Agent; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Administrative Agent may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Administrative Agent with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor’s rights hereunder without the prior written consent of Administrative Agent.

(e)           Further Assurances. Grantor will, promptly on reasonable request of Administrative Agent, (i) correct any defect or error which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further mortgages, deeds of trust, security agreements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as reasonably determined to be advisable by Administrative Agent to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Administrative Agent to enable Administrative Agent, the Issuing Bank and Lenders to comply with the requirements or requests of any agency having jurisdiction over Administrative Agent or Lenders or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Property. Grantor shall pay all reasonable costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Administrative Agent pursuant to this Deed of Trust.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 7

Exhibit 10.4

(f)          Indemnification.

(i)           Grantor will indemnify and hold harmless Administrative Agent, and Lenders from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined). For purposes of this paragraph (f), the terms “Administrative Agent”, and “Lender” shall include. Administrative Agent and Lenders respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Administrative Agent, the Issuing Bank or Lenders respectively and the directors, officers, partners, employees, attorneys, agents and representatives of each of them. Any amount to be paid under this paragraph (f) by Grantor to Administrative Agent and/or Lenders shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Administrative Agent and Lenders pursuant to this Deed of Trust. Nothing in this paragraph, elsewhere in this Deed of Trust or in any other Loan Document shall limit or impair any rights or remedies of Administrative Agent and/or Lenders (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Deed of Trust, any other Loan Document, any other agreement or any applicable Legal Requirement.

As used herein, the term “Indemnified Matters” means any and all claims, demands, liabilities (including strict liability), losses, damages, causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately withdrawn or defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Administrative Agent and/or any Lender at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Deed of Trust or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined) any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Deed of Trust or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined). The term “Release Date” as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby (other than those indemnifications or obligations which, by the terms of this Deed of Trust, expressly survive repayment of the indebtedness or release of this Deed of Trust) have been paid and performed in full or collateralized as provided in the Credit Agreement and this Deed of Trust has been released, or (ii) the date on which the lien of this Deed of Trust is fully and finally foreclosed (and all applicable redemption periods have expired) or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor’s heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (f) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Deed of Trust but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the termination of any and all Swap Transactions (as defined in the Credit Agreement), the discharge and release of this Deed of Trust and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 8

Exhibit 10.4

(g)           Taxes on Deed of Trust.  Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to this Deed of Trust or any other instrument evidencing or securing any of the Secured Indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Administrative Agent or Lenders, the Property or this Deed of Trust deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Administrative Agent or Lenders the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the Secured Indebtedness or Administrative Agent or Lenders, then, and in any such event, Grantor, upon demand by Administrative Agent, shall pay such taxes, assessments, charges or liens, or reimburse Administrative Agent and Lenders therefor; provided, however, that if in the opinion of counsel for Administrative Agent (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Administrative Agent on behalf of Lenders may elect, by notice in writing given to Grantor, to declare all of the Secured Indebtedness to be and become due and payable one hundred twenty (120) days from the giving of such notice.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 9

Exhibit 10.4

2.2.           Performance by Administrative Agent on Grantor’s Behalf. Grantor agrees that, if Grantor fails to perform any act or to take any action which under this Deed of Trust Grantor is required to perform or take, or to pay any money which under this Deed of Trust Grantor is required to pay, or if Borrower fails to take any action or pay any money that it is required to take or pay under the Loan Documents and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the Secured Indebtedness has been accelerated, Administrative Agent, in Grantor’s name or its own name on behalf of Lenders, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Administrative Agent and any money so paid by Administrative Agent shall be a demand obligation owing by Grantor to Administrative Agent (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Administrative Agent, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Administrative Agent and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Administrative Agent shall waive or cure any default or waive any right, remedy or recourse of Administrative Agent. Any such payment may be made by Administrative Agent in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof.  Each amount due and owing by Grantor to Administrative Agent pursuant to this Section 2.2 shall bear interest, from the date such amount becomes due until paid, whether before or after a sale as described in Section 5.2 at a rate per annum equal to the Past Due Rate but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Administrative Agent on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Administrative Agent hereunder and the time when paid shall be fully established by the certificate of Administrative Agent or any of Administrative Agent’s officers or agents.

2.3.           Absence of Obligations of Administrative Agent with Respect to Property. Notwithstanding anything in this Deed of Trust to the contrary, including, without limitation, the definition of “Property” and/or the provisions of Article 3 hereof; (i) to the extent permitted by applicable law, the Property is composed of Grantor’s rights, title and interests therein but not Grantor’s obligations, duties or liabilities pertaining thereto, (ii) neither Administrative Agent nor any Lender assumes or shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of “Property” herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Administrative Agent may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Administrative Agent’s interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that neither Administrative Agent nor any Lender shall have any obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Administrative Agent elects otherwise by written notification.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 10

Exhibit 10.4

2.4.           Authorization to File Financing Statements; Power of Attorney. Grantor hereby authorizes Administrative Agent at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Administrative Agent to establish or maintain the validity, perfection and priority of the security interests granted in this Deed of Trust. For purposes of such filings, Grantor agrees to furnish any information requested by Administrative Agent promptly upon request by Administrative Agent. Grantor also ratifies its authorization for Administrative Agent to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Deed of Trust. Grantor hereby irrevocably constitutes and appoints Administrative Agent and any officer or agent of Administrative Agent, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor or in Grantor’s own name to execute in Grantor’s name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Grantor’s authorization above is not sufficient. To the extent permitted by law, Grantor hereby ratifies all acts said attorneys-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 11

Exhibit 10.4

ARTICLE 3
Assignment of Rents and Leases

3.1.           Assignment. As additional security for the indebtedness secured hereby, upon the occurrence and during the continuation of a Default hereunder, Administrative Agent shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable law be sufficient action by Administrative Agent to entitle Administrative Agent on behalf of Lenders to immediate and direct payment of the Rents (including delivery to Administrative Agent of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Deed of Trust, all without the necessity of any further action by Administrative Agent, including, without limitation, any action to obtain possession of the Land, the Improvements or any other portion of the Property or any action for the appointment of a receiver. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Administrative Agent upon written demand by Administrative Agent, without further consent of Grantor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Administrative Agent has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Administrative Agent to the tenants. Any such payments to Administrative Agent shall constitute payments to Grantor under the Leases, and Grantor hereby irrevocably appoints Administrative Agent as its attorney-in-fact to do all things, after and during the continuation of a Default, which Grantor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or under the Loan Documents or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of the Administrative Agent, all in such manner as may be determined by Administrative Agent, (ii) leasing, in the name of Grantor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services. The curing of such Default, unless other Defaults also then exist, shall entitle Grantor to recover its aforesaid license to do any such things which Grantor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Administrative Agent or Lenders to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Administrative Agent or Lenders for failure or inability to collect any Rents under any such Lease. The assignment contained in this Section shall become null and void upon the release of this Deed of Trust. As used herein: (i) “Lease” means each existing or future lease, sublease (to the extent of Grantor’s rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) “Rents” means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Grantor’s rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
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Exhibit 10.4

3.2.           Covenants, Representations and Warranties Concerning Leases and Rents. Grantor covenants, represents and warrants that: (a) Grantor has good title to, and is the owner of the entire landlord’s interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable and in full force and effect; (c) neither Grantor nor, to Grantor’s knowledge, any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Grantor will not, without the prior written consent of Administrative Agent, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more, unless permitted by the terms of such Lease; (h) Grantor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (i) Grantor shall give prompt notice to Administrative Agent, as soon as Grantor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, and Grantor shall defend, at Grantor’s expense, any proceeding pertaining to any Lease, including, if Administrative Agent so requests, any such proceeding to which Administrative Agent or any Lender is a party; (j) there shall be no merger of the leasehold estates created by the Leases, with the fee estate of the Land without the prior written consent of Administrative Agent; and (k) Administrative Agent may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lien Administrative Agent; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

3.3.           Estoppel Certificates. All Leases hereafter executed by Grantor in respect of the Property shall require the tenant to execute and deliver to Administrative Agent an estoppel certificate in form and substance reasonably acceptable to Administrative Agent within ten (10) days after notice from the Administrative Agent.

3.4.           No Liability of Administrative Agent. Administrative Agent’s acceptance of this assignment shall not be deemed to constitute Administrative Agent or any Lender a “mortgagee in possession,” nor obligate Administrative Agent or any Lender to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Administrative Agent. Administrative Agent shall not be liable for any injury or damage to person or property in or about the Property, or for Administrative Agent’s failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Administrative Agent’s and Lenders’ rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Administrative Agent nor Administrative Agent’s consent to or approval of any Lease (nor all of the same), shall render Administrative Agent liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If Administrative Agent or any Lender seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Neither Administrative Agent nor any Lender has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Administrative Agent and Lenders under this Article 3 shall be cumulative of all other rights of Administrative Agent and Lenders under the Loan Documents or otherwise.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 13

Exhibit 10.4

ARTICLE 4
Default

4.1.          Events of Default. The occurrence of any one of the following shall be a default under this Deed of Trust (“default” or “Default”):

(a)           Nonperformance of Covenants. Any covenant, agreement or condition herein, in the Guaranty, including any covenant to pay the Secured Indebtedness, is not fully and timely performed, observed or kept, and such failure is not cured within the applicable notice and cure period (if any) provided for herein or in the Guaranty.

(b)           Default under the Guaranty. The occurrence of a Default (as such term is defined in the Guaranty) by Grantor under the Guaranty.

(c)           Transfer of the Property. Any sale, conveyance, assignment, pledge, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Grantor, having a value equal to or greater than the replaced items when new. Administrative Agent may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Administrative Agent may require: the grantee’s integrity, reputation, character, creditworthiness and management ability being satisfactory to Administrative Agent in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Administrative Agent may require, a principal paydown on the Loan, an increase in the rate of interest payable on the Loan, a transfer fee, a modification of the term of the Loan, and any other modification of the Loan Documents which Administrative Agent may require. NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL AND ANY AND ALL SWAP TRANSACTIONS ARE SUBJECT TO TERMINATION, OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

(d)           Grant of Easement, Etc. Without the prior written consent of Administrative Agent, Grantor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

(e)           Abandonment. Grantor abandons any of the Property.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
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Exhibit 10.4

(f)           Default Under Other Lien. A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Administrative Agent has consented, and without hereby implying Administrative Agent’s consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(g)           Destruction. The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Administrative Agent, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event, prior to the final maturity date of the Loan.

(h)           Condemnation. (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a material part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply, in all material respects, with any Legal Requirement.

4.2.          Notice and Cure. If any provision of this Deed of Trust or any other Loan Document provides for Administrative Agent to give to Grantor any notice regarding a default or incipient default, then if Administrative Agent shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Loan and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Administrative Agent or Lenders, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

ARTICLE 5
Remedies

5.1.          Certain Remedies. If a Default shall occur and be continuing, Administrative Agent may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
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Exhibit 10.4

(a)           Acceleration; Termination. Administrative Agent may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and may terminate any and all Swap Transactions. Upon any such declaration, such Secured Indebtedness shall thereupon be immediately due and payable, and such Swap Transactions shall immediately terminate, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor. Without limitation of the foregoing, upon the occurrence and during the continuation of a default caused by any of the events or circumstances described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (e) of Section 4.1 of the Credit Agreement, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Grantor.

(b)           Enforcement of Assignment of Rents. In addition to the rights of Administrative Agent under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Administrative Agent may: (1) collect and/or sue for the Rents in Administrative Agent’s own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys’ fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Administrative Agent may elect and/or to the operation and management of the Property, including the payment of reasonable management, brokerage and attorney’s fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Administrative Agent together with original counterparts of the Leases.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 16

Exhibit 10.4

(c)           Foreclosure. Upon the occurrence and during the continuation of a default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Administrative Agent to sell the Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Property is located are contiguous, if the Property is located in more than one county) in the State of Texas in which any part of the Property is situated, at public venue to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Administrative Agent may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein ranted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Property but Administrative Agent shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Administrative Agent, sell not only the real property but also the Collateral and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title of Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Administrative Agent), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Administrative Agent may deem necessary until all of the Property has been duly sold and all Secured Indebtedness has been fully paid, In the event any sale hereunder is not completed or is defective in the opinion of Administrative Agent, such sale shall not exhaust the power of sale hereunder and Administrative Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Administrative Agent’s having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Administrative Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 17

Exhibit 10.4

(d)           Uniform Commercial Code. Without limitation of Administrative Agent’s rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Administrative Agent may exercise its rights of enforcement with respect to the Collateral or any part thereof under the UCC, as in effect from time to time (or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Administrative Agent may enter upon Grantor’s premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Administrative Agent may require Grantor to assemble the Collateral and make it available at a place Administrative Agent designates which is mutually convenient to allow Administrative Agent to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; provided that, if Administrative Agent fails to comply with this clause (3) in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC, as in effect from time to time (or under the Uniform Commercial Code, in force from time to time, in any other state to the extent the same is applicable law); (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in paragraph (c) above in this Section 5.1; (5) in the event of a foreclosure sale under judgment of a court, the Collateral and the other Property may, at the option of Administrative Agent, be sold as a whole; (6) it shall not be necessary that Administrative Agent take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds from disposition of the Collateral under Section 5.2  hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and expenses incurred by Administrative Agent; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Administrative Agent having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Administrative Agent, shall be taken as prima facie evidence of the truth of the facts so stated and recited; (9) Administrative Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Administrative Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of Administrative Agent; (10) Administrative Agent may comply with any applicable state or federal law or regulatory requirements in connection with a disposition of the Collateral, and such compliance will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral; (11) Administrative Agent may sell the Collateral without giving any warranties as to the Collateral, and specifically disclaim all warranties including, without limitation, warranties relating to title, possession, quiet enjoyment and the like, and all warranties of quality, merchantability and fitness for a specific purpose, and this procedure will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral; (12) Grantor acknowledges that a private sale of the Collateral may result in less proceeds than a public sale; and (13) Grantor acknowledges that the Collateral may be sold at a loss to Grantor, and that, in such event, Administrative Agent shall have no liability or responsibility to Grantor for such loss if the sale is conducted in a commercially reasonable manner.

(e)           Lawsuits. Administrative Agent may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
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Exhibit 10.4

(f)           Entry on Property. Administrative Agent is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property. Administrative Agent shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Administrative Agent in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Administrative Agent pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, Administrative Agent may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Administrative Agent pursuant to this Section, neither Administrative Agent nor any Lender shall be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Administrative Agent or any Lender in managing the Property unless such loss is caused by the willful misconduct and bad faith of Administrative Agent, nor shall Administrative Agent be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Administrative Agent with respect to the Property taken under this Section.

(g)           Receiver. Administrative Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property by ex parte application, without notice, the right to such notice being expressly waived, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefor or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefor by Administrative Agent, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Administrative Agent to application of Rents as provided in this Deed of Trust. Nothing herein is to be construed to deprive Administrative Agent on behalf of Lenders of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Administrative Agent on behalf of Lenders in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Borrower to Administrative Agent on behalf of Lenders pursuant to this Deed of Trust.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
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Exhibit 10.4

(h)           Termination of Commitment to Lend. Administrative Agent may terminate any commitment or obligation to lend or disburse funds under any Loan Document or enter into any other credit arrangement to or for the benefit of Borrower.

(i)            Other Rights and Remedies. Administrative Agent may exercise any and all other rights and remedies which Administrative Agent may have under the Loan Documents, or at law or in equity or otherwise.

5.2.          Proceeds of Foreclosure. The proceeds of any sale held by Trustee or Administrative Agent or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied in accordance with the requirements of applicable laws and to the extent consistent therewith, FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all reasonable attorneys’ fees and legal expenses, advertising costs, auctioneer’s fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, insurance fees, costs of repairs, maintenance, inspection and testing fees, receivers and management fees, leasing and sales commissions, advertising costs and expenses, taxes and assessments, surveys, engineering studies and reports, engineering fees and expenses, soils tests, space planning costs and expenses, contractors fees, all other costs incurred by Administrative Agent to maintain, preserve and protect the Property, all court costs and charges of every character and to the payment of the other Secured Indebtedness, including specifically without limitation the principal, accrued interest and attorneys’ fees due and unpaid on the Note, cash collateral for any LC outstanding under the Credit Agreement, and the amounts due and owing to Administrative Agent and/or Lenders under this Deed of Trust and the amounts due and owing to Administrative Agent (or its affiliates) under any Swap Transaction or LC Agreement, the order and manner of application to the items in this clause FIRST (all with Interest at the rate per annum provided in the Loan Documents) to be in Administrative Agent’s sole discretion; and SECOND, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor’s heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Administrative Agent is uncertain which person or persons are so entitled, Administrative Agent may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys’ fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

5.3.          Administrative Agent as Purchaser. Administrative Agent for the ratable benefit of Lenders shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Administrative Agent for the ratable benefit of Lenders shall have the right to credit upon the amount of Administrative Agent’s successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as Administrative Agent may elect.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
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Exhibit 10.4

5.4.           Foreclosure as to Matured Debt. Upon the occurrence and during the continuation of a default, Administrative Agent shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 5.2 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other Secured Indebtedness in such manner and order and to such extent as Administrative Agent deems advisable, and the remainder, if any, shall be applied as provided in clause SECOND of Section 5.2 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

5.5.           Remedies Cumulative. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Administrative Agent and Lenders shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

5.6.           Discretion as to Security. Administrative Agent on behalf of Lenders may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Administrative Agent in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

5.7.           Grantor’s Waiver of Certain Rights. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, homestead, moratorium, reinstatement, marshaling or forbearance, and Grantor, for Grantor, Grantor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Administrative Agent and Lenders under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of Administrative Agent and Lenders under the terms of this Deed of Trust to the payment of the Secured Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to any provision of any statute or rule of law, including Chapter 34 of the Texas Business and Commerce Code, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 21

Exhibit 10.4

5.8.           Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor’s heirs, devisees, representatives, or successors as owners of the Property are occupying or using the Property, or any part thereof; each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of purchaser, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. After such foreclosure, any Leases to tenants or subtenants that are subject to this Deed of Trust (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Administrative Agent or any purchaser at such sale, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or sales as landlord thereunder, or (ii) upon notice to such effect from Administrative Agent, the Trustees or any purchaser or purchasers, terminate within thirty (30) days from the date of sale. In the event the tenant fails to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for forcible detainer) in any court having jurisdiction.

5.9.           Effective as Deed of Trust. This instrument shall be effective as a mortgage as well as a Deed of Trust and upon the occurrence and during the continuation of a default may be foreclosed as to any of the Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Administrative Agent; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a Deed of Trust, Grantor hereby mortgages the Property to Administrative Agent. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Administrative Agent may at any time before the sale of the Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and/or any other Secured Indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Administrative Agent should institute a suit for the collection of the Note or any other Secured Indebtedness and for the foreclosure of this Deed of Trust, Administrative Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 22

Exhibit 10.4

ARTICLE 6
Miscellaneous

6.1.           Scope of Deed of Trust. This Deed of Trust is a deed of trust and mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

6.2.           Effective as a Financing Statement. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), timber, accounts and general intangibles under the UCC, as, in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Deed of Trust shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor and the Administrative Agent are set forth at the end of this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

6.3.           Notice to Account Debtors. In addition to the rights granted elsewhere in this Deed of Trust, Administrative Agent may at any time, after and during the continuation of a Default, notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Administrative Agent for the ratable benefit of Lenders directly.

6.4.           Waiver by Administrative Agent. Administrative Agent may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Administrative Agent or Trustee hereunder except to the extent specifically agreed to by Administrative Agent in such writing.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 23

Exhibit 10.4

6.5.           No Impairment of Security. The lien, security interest and other security rights of Administrative Agent and Lenders hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Administrative Agent or Lenders including, but not limited to, any renewal, extension or modification which Administrative Agent or Lenders may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Administrative Agent or Lenders may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Administrative Agent or Lenders shall not release or impair the lien, security interest or other security rights of Administrative Agent and Lenders hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Administrative Agent’s and Lenders consent to any junior lien).

6.6.           Acts Not Constituting, Waiver by Administrative Agent. Administrative Agent may waive any default without waiving any other prior or subsequent default. Administrative Agent may remedy any default without waiving the default remedied. Neither failure by Administrative Agent to exercise, nor delay by Administrative Agent in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Administrative Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Administrative Agent in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Administrative Agent of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 24

Exhibit 10.4

6.7.           Grantor’s Successors. If the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Administrative Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Administrative Agent and Lenders, and no extension of the time for the payment of the Secured Indebtedness given by Administrative Agent or any Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Administrative Agent and any subsequent owner of the Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Deed of Trust or any other Loan Document. Nothing in this Section or elsewhere in this Deed of Trust shall be construed to imply Administrative Agent’s and Lenders’ consent to any transfer of the Property.

6.8.           Place of Payment: Forum; Waiver of Jury Trial. All Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Credit Agreement (or if no such designation is made, at the address of Administrative Agent indicated at the end of this Deed of Trust). Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any State court, or any United States federal court, sitting in the county in which the Secured Indebtedness is payable, and to the non-exclusive jurisdiction of any State court or any United States federal court sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Deed of Trust or the Secured Indebtedness. Grantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Grantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any State court in which the Property is located, or any United States federal court, sitting in the State in which the Secured Indebtedness is payable may he made by certified or registered mail, return receipt requested, directed to Grantor at its address stated at the end of this Deed of Trust, or at a subsequent address of Grantor of which Administrative Agent received actual notice from Grantor in accordance with this Deed of Trust, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by law or limit the right of Administrative Agent to bring proceedings against Grantor in any other court or jurisdiction. TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 25

Exhibit 10.4

6.9.           Subrogation to Existing Liens; Vendor’s/Purchase Money Lien. To the extent that proceeds of the Loan are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Administrative Agent for the ratable benefit of Lenders at Borrower’s request, and Administrative Agent for the ratable benefit of Lenders shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Administrative Agent is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Administrative Agent for the ratable benefit of Lenders, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the Loan or of any other Secured Indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s or purchase money lien is waived; and Administrative Agent shall have, and is hereby granted, a vendor’s or purchase money lien on the Property as cumulative additional security for the Secured Indebtedness. Administrative Agent may foreclose under this Deed of Trust or under the vendor’s or purchase money lien without waiving the other or may foreclose under both.

6.10.         Application of Payments to Certain Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

6.11.         Compliance with Usury Laws. It is the intent of Grantor and Administrative Agent and Lenders and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect.

6.12.         Release. This Deed of Trust shall be released by Administrative Agent in due form at Grantor’s cost upon the earlier to occur of (a) payment in full of the Guaranteed Obligations, (b) any event entitling Grantor to a release of this Deed of Trust under that certain Second Amendment Agreement of even date herewith amending the Credit Agreement.

6.13.         Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 26

Exhibit 10.4

6.14.         Invalidity of Certain Provisions. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

6.15.         Gender; Titles; Construction. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. The term “person” and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

6.16.         Administrative Agent’s Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Administrative Agent is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Administrative Agent, and Administrative Agent shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Administrative Agent’s judgment, and (b) no approval or consent of Administrative Agent shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Administrative Agent.

6.17.         Grantor. Unless the context clearly indicates otherwise, as used in this Deed of Trust, “Grantor” means the grantors named in Section 1.1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Administrative Agent and Lenders that this instrument is executed, acknowledged and delivered by Grantor’s duly authorized representatives.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 27

Exhibit 10.4

6.18.         Execution; Recording. This Deed of Trust has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Administrative Agent shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

6.19.         Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Administrative Agent and Lenders and shall constitute covenants running with the Land. All references in this Deed of Trust to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

6.20.         Modification or Termination. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

6.21.         No Partnership, Etc. The relationship between Administrative Agent, Lenders and Grantor is solely that of Administrative Agent and borrower. Neither Administrative Agent nor any Lender has a fiduciary or other special relationship with Grantor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Administrative Agent or Lenders or in any way make Administrative Agent or Lenders a co-principal with Grantor with reference to the Property. All agreed contractual duties between or among Administrative Agent, Lenders, Trustee and Grantor are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

6.22.         Applicable Law. THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

6.23.         Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Grantor, Administrative Agent and Lenders with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Grantor, Administrative Agent and Lenders with respect to the matters addressed in the Loan Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Administrative Agent or Lenders to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 28

Exhibit 10.4

6.24.         Construction Deed of Trust. This Deed of Trust constitutes a “construction mortgage” as defined in Section 9.334 of the UCC to the extent that it secures an obligation incurred for the construction of the Improvements, including the acquisition cost of the Land.

6.25.         Substitute Trustee. The Trustee may resign by an instrument in writing addressed to Administrative Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Administrative Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Administrative Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Administrative Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee(s), or a substitute trustee(s), without other formality than appointment and designation in writing executed by Administrative Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness has been paid in full, or until the Property is fully and finally sold or released hereunder. If Administrative Agent is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to he executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee(s) and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to “Trustee” shall be deemed to refer to Trustee (including any successor(s) or substitute(s) appointed and designated as herein provided) from time to time acting hereunder.

6.26.         No Liability of Trustee. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee’s negligence), except for Trustee’s gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the Secured Indebtedness or foreclosure, or release or other termination, of this Deed of Trust.

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 29

Exhibit 10.4

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 30

Exhibit 10.4

IN WITNESS WHEREOF, Grantor has executed this instrument is executed by Grantor as of the date first written on page 1 hereof.

Address of Grantor:	GRANTOR:

c/o Behringer Harvard Funds 15601 Dallas Parkway, Suite 600	BEHRINGER HARVARD 250/290 CARPENTER, LP, a Texas limited partnership
Addison, Texas 75001
Attention: Gerald J. Reihsen, III	By:	Behringer Harvard 250/290 Carpenter GP, LLC, a Texas limited liability company, its general partner

By:
Name:
Title:

STATE OF TEXAS	§
§	ss. Dallas
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this ______ day of September, 2005, __________________________________________, ____________________________ of Behringer Harvard 250/290 Carpenter GP, LLC, a Texas limited liability company, general partner of Behringer Harvard 250/290 Carpenter LP, a Texas limited partnership, on behalf such partnership and company.

Witness my hand and official seal.

Notary Public, State of Texas

My commission expires:

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT – Page 31

Exhibit 10.4

EXHIBIT A
LAND

BEING all of the re-plat of Site 5 of the Revision of Las Colinas, Area II, an addition to the City of Irving, Dallas County, Texas, according to the plat thereof recorded in Volume 81047, Page 1139, Map Records, Dallas County, Texas, together with certificate of correction recorded in Volume 86158, Page 893, Deed Records, Dallas County, Texas, and being more particularly described as follows:

Beginning at a 5/8 inch iron rod set for corner at the intersection of the Southwest right-of-way line of East John W. Carpenter Freeway (State Highway No. 114) (variable width right-of-way) with the Southeast right-of-way line of Goodson Drive (60 foot right-of-way) at the most Northern corner of said addition;

Thence South 39 degrees 34 minutes 30 seconds East, along the Southwest right-of-way line of said East John W. Carpenter Freeway a distance of 324.50 feet to a 1/2 inch iron rod found for corner (control monument);

Thence South 27 degrees 39 minutes 21 seconds East, continuing along said East John W. Carpenter Freeway a distance of 408.98 feet to a 5/8 inch iron rod set for corner;

Thence South 51 degrees 15 minutes 27 seconds East, continuing along the Southwest right-of-way line of said East John W. Carpenter Freeway a distance of 101.20 feet to a 5/8 inch iron rod set for corner at its intersection with the Northwest right-of-way line of Wingren Drive (60 foot right-of-way), said point being the most Eastern corner of said addition;

Thence South 50 degrees 20 minutes 43 seconds West, along the Northwest right-of-way line of said Wingren Drive a distance of 75.33 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the left having a radius of 999.59 feet, a central angle 16 degrees 55 minutes 41 seconds, and a chord which bears South 42 degrees 22 minutes 34 seconds West, a distance of 294.26 feet;

Thence in a Southwesterly direction along the curving Northwest right-of-way line of said Wingren Drive an arc distance of 295.33 feet to an “x” set for corner;

Thence South 32 degrees 22 minutes 07 seconds West, continuing along the Northwest right-of-way line of said Wingren Drive, a distance of 115.00 feet to a 1/2 inch iron rod found for corner (control monument) at the beginning of a curve to the left having a radius of 1225.68 feet, a central angle of 10 degrees 12 minutes 59 seconds, and a chord which bears South 28 degrees 15 minutes 26 seconds West, a distance of 218.26 feet;

Thence North 68 degrees 19 minutes 38 seconds West, along the Northeast right-of-way line of said Decker Drive a distance of 14.31 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the right having a radius of 626.57 feet, a central angle of 21 degrees 31 minutes 54 seconds, and a chord which bears North 57 degrees 27 minutes 13 seconds West, a distance of 234.08 feet;

EXHIBIT A – Page 1

Exhibit 10.4

Thence in a Northwesterly direction along the curving right-of-way of said Decker Drive an arc distance of 235.46 feet to a 5/8 inch iron rod set for corner;

Thence North 46 degrees 41 minutes 46 seconds West, along the Northeast right-of-way line of said Decker Drive a distance of 282.99 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the left having a radius of 699.26 feet, a central angle of 19 degrees 29 minutes 33 seconds, and a chord which bears North 56 degrees 29 minutes 29 seconds West, a distance of 236.75 feet;

Thence in a Northwesterly direction along the curving right-of-way of said Decker Drive an arc distance of 237.90 feet;

Thence North 66 degrees 06 minutes 17 seconds West, along the Northeast right-of-way line of said Decker Drive a distance of 24.19 feet to a 5/8 inch iron rod set for corner at its intersection with the Southeast right-of-way line of said Goodson Drive, at the most Western corner of said addition;

Thence North 30 degrees 27 minutes 05 seconds East, along the Southeast right-of-way line of said Goodson Drive a distance of 490.03 feet to a 5/8 inch iron rod set for corner at the beginning of a curve to the right having a radius of 820.69 feet, a central angle of 19 degrees 59 minutes 59 seconds, and a chord which bears North 40 degrees 25 minutes 30 seconds East, a distance of 285.02 feet;

Thence in a Northeasterly direction, along the curving right-of-way line of said Goodson Drive an arc distance of 286.47 feet to a 5/8 inch iron rod set for corner;

Thence North 50 degrees 25 minutes 30 seconds East, a distance of 195.00 feet to the Place of Beginning and containing 15.407 acres of land.

EXHIBIT A – Page 2